ING PARTNERS, INC.

ING Fidelity® VIP Contrafund® Portfolio

ING Fidelity® VIP Equity-Income Portfolio

ING Fidelity® VIP Mid Cap Portfolio,

(collectively, the “Portfolios”)

Supplement dated December 27, 2013

to the Portfolios’ Prospectus, Summary Prospectuses and SAI

each dated April 30, 2013; and

ING Fidelity® VIP Equity-Income Portfolio

a.                          The following is added to the section entitled “Principal Investment Strategies:”

The Adviser may also use covered call options as tools in managing the Master Fund’s assets. By writing covered call options, the Adviser sells the option to buy a security held by the Master Fund at a specified price in exchange for a premium.

b.                          The following is added to the section entitled “Principal Risks:”

Derivative Instruments Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Master Fund and reduce its returns. Derivatives may not perform as expected, so the Master Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Master Fund to the risk of improper valuation.

Options The Master Fund could lose money if it sells call options on securities or indices whose value then rises above the buyer’s exercise price. By selling call options to hedge against the risk of loss on its investments, the Master Fund could miss out on gains.

c.                           The following is added to the section entitled “More Information About the Portfolios — Additional Information About the Risks:”

Derivative Instruments. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a Master Fund and reduce its returns. Derivatives may not perform as expected, so a Master Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a Master Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a Master Fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Master Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on the Master Fund; thus exaggerating any increase or decrease in the net asset value of the Master Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Master Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A Master Fund’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a Master Fund.

SAI - All Portfolios

d.                          The second paragraph under the section entitled “Adviser to the Portfolios - Master Funds’ Advisory Fees” in the Portfolios’ SAI  is deleted and replaced with the following:

The group fee rate is based on the average net assets of all of the mutual funds advised by FMR. For this purpose, the average net assets of any mutual funds previously advised by FMR that currently are advised by Fidelity SelectCo, LLC are included.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE